RCI HOSPITALITY HOLDINGS INC

Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

NASDAQ: RICK
LD Micro 500 Investor Conference
September 4, 2020
www.rcihospitality.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission ("SEC").

This document may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company's actual results to differ materially from those indicated in this press release, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company's businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact and uncertainty of the coronavirus pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel. For more detailed discussion of such factors and certain risks and uncertainties, see RCI's annual report on Form 10-K for the year ended September 30, 2019 and its latest Form 10-Q as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

As of the release of this report, we do not know the extent and duration of the impact of Covid-19 on our businesses due to the uncertainty about the spread of the virus. Lower sales, as caused by social distancing guidelines, could lead to adverse financial results. However, we will continually monitor and evaluate the situation and will determine any further measures to be instituted, including refinancing several of our debt obligations.

As used herein, the "Company," "we," "our," and similar terms include RCI Hospitality Holdings, Inc. and its subsidiaries, unless the context indicates otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

- *Non-GAAP Operating Income and Non-GAAP Operating Margin.* We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) settlement of lawsuits, and (e) impairment of assets. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.
- *Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share.* We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) unrealized gains or losses on equity securities, (e) settlement of lawsuits, (f) impairment of assets, and (g) the income tax effect of the above described adjustments. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 26.9% and 22.8% effective tax rate of the pre-tax non-GAAP income before taxes for the nine months ended June 30, 2020 and 2019, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities.
- *Adjusted EBITDA.* We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized gains or losses on equity securities, (g) settlement of lawsuits, and (h) impairment of assets. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs.
- *Management also uses non-GAAP cash flow measures such as free cash flow.* Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our August 10, 2020 news release and financial tables and 3Q20 10-Q contain additional details and reconciliation of non-GAAP financial measures for the quarter ended June 30, 2020 and are posted on our website at www.rcihospitality.com.

What We Do

Overview

- Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants
- Founded 1983, IPO and Nasdaq listing in 1995

Nightclubs

- 38 clubs – Many of the industry's best in top US markets
- Major brands: Rick's, Tootsie's, Scarlett's, XTC, Jaguars, Club Onyx
- 82% of FY19 revenues

Bombshells Restaurants

- Fast-growing, sports bar restaurant chain in Texas
- 10 locations (8 open at the end of FY19)
- 17% of FY19 revenues

Entertainment Drives Sales

- Clubs: Beautiful female entertainers attract customers
- Bombshells: New generation sports bar and restaurant

Exchange: Symbol	Revenues (FY19)	Non-GAAP EPS (FY19)[1]	Free Cash Flow (FY19)[1]	Total Cash Dividends (FY20)	Market Cap (9/3/20)	Shares (6/30/20)	Insider Ownership (9/3/20)[2]
Nasdaq: RICK	$181M	$2.31	$33M	$0.14	$183M	9.1M	8.1%

1) For GAAP reconciliation, see page 14
2) Source: Bloomberg

Great Business

Strong Cash Generation (FY19)

- High gross profit margin (86%)
- Fast inventory turnover
- Low maintenance capex ($3.9M)

Clubs: Barriers to Entry

- Most municipal licenses tied to physical location
- Few municipalities issue new licenses
- We have acquired ~80% of clubs we own

Bombshells: Competition Helps

- Does well in high traffic areas with other casual dining brands

Access to Bank Financing

- Growth funded through debt, most of which is real estate

Total Revenues (FY19)



Entertainment Services 38%
Alcoholic Beverages 41%
Food, Merchandise & Other 21%

Capital Allocation Strategy*

Buy Back Shares

- Repurchase shares when FCF yield is more than 10%...
- ...But during the pandemic, acquire shares using the same formula, but only if cash exceeds $15M

M&A

Buy More of the Right Nightclubs

- Buy good, solid, cash flowing clubs at 3-4x adjusted EBITDA
- Use seller-financing
- Buy the real estate for market value
- Structure deals to generate annual cash on cash return of at least 25-33%

Organic

Judiciously Expand Bombshells

- Structure investments in new units to generate annual cash on cash return of at least 25-33%
- Develop critical mass and market awareness to sell franchises

Drive Value with 10-15% Annual FCF/Share Growth

* Details subject to whether there is a strategic rationale to do otherwise

Strong Track Record

Results FY15-19

- FCF 22% CAGR FY15-FY19
- FCF conversion rate expanded 740 bps
- Reduced FD share count 7%

FY20 & The Future

- We believe our strategies will work well for us as we continue to recover from Covid-19

Free Cash Flow ($M)[1]
Focus Started FY16



$14.9
$18.5
$19.3
$23.2
$33.3
FY15
FY16 (adjusted)2
FY17
FY18
FY19

Diluted Weighted Average Shares Outstanding (M)



10.41
10.23
9.74
9.72
9.66
FY15
FY16
FY17
FY18
FY19

FCF Conversion
FCF as % of Revenues



11.0%
13.7%
13.3%
14.0%
18.4%
FY15
FY16 (adjusted)2
FY17
FY18
FY19

RCI HOSPITALITY HOLDINGS INC

1) For GAAP reconciliation, see page 14
2) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits

Business Continues to Improve

3Q20 Recap (April-June)

- Despite being closed all of April due to the pandemic, operating cash flow was positive for the quarter

Financial Update

- Generating $2.2M/week in revenues
- Up 22% from $1.8M at end of July

Locations Update

- 34 locations open this week – up from 31 on August 10
- All 10 Bombshells are open as of September 1 -- two were closed parts of July and August
- Two moderate sized clubs – Phoenix and Pittsburgh – opened last week
- Preparing two of our larger clubs to reopen

Most Locations Re-Opened with Strong Sales

- Continue to attract customers – lines to get in are common
- Continue to see steadier flow of business during operating hours vs. before the pandemic

Total Revenues ($M)



$0.2*
$5.7
$8.9
$7.6
$9.4
April
May
June
July
August

New Ways of Doing Business Are Working

- Developed effective new ways to serve guests and market our businesses in this new environment
- Learned how to safely open, close, and reopen locations while keeping costs low

RCI HOSPITALITY HOLDINGS INC

* Reflects non-core sales

Nightclubs: Significant Acquisition Opportunities

Market

- 2,200 clubs / ~500 meet our acquisition criteria
- We are one of the largest, but our market share is < 2%
- Long-term owners interested in selling
- We are the acquirer of choice as the only public company in the space with access to bank financing

Financial Dynamics

- Buy earnings accretive clubs at 3-4x adjusted EBITDA
- Purchase related real estate at market value
- Strong record paying off seller financing from acquisition cash flow

Our Top Club Brands

Brand	Description
Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

Bombshells: New Generation Sports Bar & Restaurant

More Upscale Than Traditional Sports Bars

- Better quality food, service and experience
- Wide appeal: men, women, families, friends, singles, couples
- Strong community involvement
- Large venues: 8K sq. ft. inside + 2K sq. ft. patio outside
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs

Financial Dynamics

- Great margins and fast payback
- Long day: Lunch, happy hour, dinner and late night
- High beverage/food sales ratio: ~60% / 40%
- Focus on company-owned units to build critical mass
- Potential: 80-100 locations (20% owned, 80% franchised)


BOMBSHELLS



Balance Sheet Trends

Cash ($M)


$9.4
$8.3
$11.0
$14.1
$13.2
$9.8
$14.8
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20

Total Long-Term Debt ($M)


$153.1
$149.8
$146.6
$143.5
$141.8
$140.4
$137.3
Ex-SBA
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20

- Focused on cash generation and use
- 6/30/20 long-term debt $137.3M ex-SBA loan
- 6/30/20 current liabilities in line with trends
- All payments not deferred continue to be made as required

Current Liabilities ($M)


$29.2
$24.0
$28.0
$34.2
$33.4
$27.8
$33.1
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20

Long-Term Debt *(as of 6/30/20, $ in millions)*

Total of $144.0*
Weighted Average Interest Rate (WAIR): 6.55%



$87.1 Secured by Real Estate (60.5%)
- 5.78% WAIR

$26.3 Seller Financing (18.2% of total)
- Secured by the respective clubs
- Scarlett's: $15.9 @ 7.43% WAIR
- VIP's & Blush: $10.4 @ 7.47% WAIR

$14.2 Unsecured Debt (9.9%)
- 11.58% WAIR
- Includes $2.3 for Scarlett's and $2.0 for VIP's & Blush acquisitions

$8.5 Secured by Other Assets (5.9%)
- 5.87% WAIR

$2.5 Texas Comptroller Settlement (1.7%)
- 9.58% WAIR
- Imputed for accounting purposes
- Paid in monthly installments of $120K

$5.4 SBA (3.8%)
- 1.00% WAIR
- Potential for full or partial forgiveness
- No adult nightclub and other non-core business subsidiaries received funding

*Long-Term Debt Net of Loan Costs: $142.7
- Down $1.0 from 9/30/19
- Down $2.6 from 6/30/19

Operating Lease Total Liabilities: $27.4
- Adoption of ASC 842, Leases, starting FY20

RCI HOSPITALITY HOLDINGS INC

Conclusion

- Despite being closed for the entire month of April, we were operating cash flow positive in the June quarter
- Most debt is real estate related and banks have allowed us to defer payments, lowering our cash going out
- Revenues and openings have continued to improve
- Most locations have re-opened with strong sales
- We believe our core strategies will work well for us as we continue to recover from Covid-19
- Pre-Covid, we were on a $33-$35M FCF annual run rate
- Expect to generate adequate cash flow from operations for the next 12 months
- May see increased market share in both the nightclub and restaurant segments as a result of competitors closing due to Covid-19

Non-GAAP Reconciliations

	FY15	FY16	FY17	FY18	FY19
Reconciliation of net cash provided by operating activities to free cash flow ($ in millions)					
Net Cash Provided by Operating Activities	$ 16.4	$ 23.0	$ 21.1	$ 25.8	$ 37.2
Less: Maintenance Capital Expenditures	$ 1.5	$ 2.5	$ 1.8	$ 2.5	$ 3.9
Less: Major Tax Credits		$ 2.0			
Free Cash Flow	$ 14.9	$ 18.5	$ 19.3	$ 23.2	$ 33.3
Total Revenues	$ 135.5	$ 134.9	$ 144.9	$ 165.8	$ 181.1
FCF/Revenues	11.0%	13.7%	13.3%	14.0%	18.4%

Reconciliation of GAAP diluted earnings (loss) per share to non-GAAP diluted earnings per share	
Diluted shares (in thousands)	9,657
GAAP diluted earnings (loss) per share	$ 1.99
Amortization of intangibles	$ 0.06
Settlement of lawsuits	$ 0.02
Impairment of assets	$ 0.63
Loss (gain) on sale of businesses and assets	$ (0.30)
Unrealized loss on equity securities	$ 0.06
Gain on insurance	$ (0.08)
Costs and charges related to debt refinancing	$ -
Net income tax effect of adjustments above	$ (0.08)
Non-GAAP diluted earnings per share	$ 2.31

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK